SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                 (Amendment No. N/A)

          Filed by the Registrant [ X ]
          Filed by a Party other than the Registrant [    ]

          Check the appropriate box:

          [    ]    Preliminary Proxy Statement
          [ X ]     Definitive Proxy Statement
          [    ]    Definitive Additional Materials
          [    ]    Soliciting  Material  Pursuant   to  Sect. 240.1a-11(c)   or
          Sect. 240.14a-12

                               SCIENTIFIC MEASUREMENT SYSTEMS, INC.

                   (Name of Registrant as Specified In Its Charter)


                               SCIENTIFIC MEASUREMENT SYSTEMS, INC.

                      (Name of Person(s) Filing Proxy Statement)

          Payment of Filing Fee (check the appropriate box):

          [X]  $125 per Exchange Act Rules  0-11(c)(1)(ii), 14a-6(i)(1), or
               14a-6(j)(2) or Item 22(a)(2) of Schedule 14A.
          [  ] $500 per each party to the controversy pursuant to  Exchange
               Act Rule 14a-6(i)(3)
          [  ] Fee  computed on  table below  per Exchange  Act Rules  14a-
               6(i)(4) and 0-11.

               1) Title of each class of securities to which transaction applies:
               2) Aggregate number of securities to which transaction applies:
               3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
               4)   Proposed maximum aggregate value of transaction:
               5)   Total fee paid:

          [    ]    Fee paid previously with preliminary materials.

          [    ]    Check box  if any part of the fee is offset as provided
                    by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
                    Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               1)   Amount previously paid:

               2)   Form, Schedule or Registration Statement No.:

               3)   Filing Party:
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               4)   Date Filed:
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                         SCIENTIFIC MEASUREMENT SYSTEMS, INC.
                 2210 Denton Drive, Suite 106  -  Austin, Texas 78758

                               ________________________


                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON THURSDAY, DECEMBER 14, 1995


               The annual meeting of the shareholders of Scientific Measurement Systems, Inc., will be held at the Stouffer
          Renaissance Austin Hotel, 9721 Arboretum Blvd., Austin, Texas 78759, on Thursday, December 14, 1995, at 3:00 p.m., Central Standard Time, for the following purposes:

               1.   Electing directors for the ensuing year;
               2.   Approving  the  selection   of  BDO  Seidman,   LLP  as
                    independent auditors for the Company;
               3.   Receiving the reports of officers; and
               4. Transacting such other business as properly may come before the meeting.

               The Board of Directors has fixed the close of trading on October 27, 1995, for the determination of the shareholders entitled to notice of and to vote at the meeting. Transferees acquiring shares after such date will not be entitled to vote such shares at the annual meeting, but will be provided copies of the Company's annual report to shareholders upon request.

               The annual report to shareholders for the fiscal year ended July 31, 1995, containing financial statements, is enclosed herewith.

               YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED SHAREHOLDER'S PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR SHARES WILL BE REPRESENTED. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.


                                                  By order of the  Board of
          Directors,


                                                  /s/ Keith A. Jezek



                                                  Keith A. Jezek, Secretary



          Austin, Texas
          November 9, 1995
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                         SCIENTIFIC MEASUREMENT SYSTEMS, INC.
                                   PROXY STATEMENT


                            ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON DECEMBER 14, 1995


                        SOLICITATION AND REVOCATION OF PROXIES

               The enclosed proxy is being solicited by the Management of the Company for use at the Annual Meeting of Shareholders to be held on December 14, 1995, and at any adjournment thereof. Any